UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

HORIZON FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Washington	0-27062	91-1695422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Cornwall Avenue, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (360) 733-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Base Salaries of Executive Officers

        On March 22, 2005, Horizon Financial Corp. ("Horizon"), in accordance with the recommendations made by the Retirement and Compensation Committee to the Board of Directors, increased the salaries of four executive officers effective April 1, 2005, as follows:

Name and Title	2004 Annual Base Salary	2005 Annual Base Salary
V. Lawrence Evans Chairman and Chief Executive Officer	$211,992	$218,352
Dennis C. Joines President and Chief Operating Officer	179,100	184,476
Steven L. Hoekstra Executive Vice President and Chief Credit Officer of Horizon Bank*	121,200	129,996
Richard P. Jacobson Executive Vice President and Chief Financial Officer	127,380	136,680
*Horizon Bank is the wholly-owned subsidiary of Horizon.

Incentive Stock Option Grants

        On March 22, 2005, the Retirement and Compensation Committee of Horizon approved the award of incentive stock option awards to the following executive officers pursuant to Horizon's 1995 Stock Option and Incentive Plan.

Name and Title	Number of Shares Subject to Incentive Stock Options	Grant Date	Option Expiration Date	Vesting Period
Richard P. Jacobson Chief Financial Officer	500	March 22, 2005	March 22, 2015	Two years
Kelli J. Holtz Principal Accounting Officer	500	March 22, 2005	March 22, 2015	Two years

        The incentive stock options were awarded pursuant to an incentive stock option award agreement, the form of which is included as Exhibit 10.1 to this Form 8-K and is incorporated by reference in response to this Item 1.01.

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Directors' Compensation

        On March 22, 2005, the Board of Directors of Horizon Financial Corp. approved increases in the fees paid for attendance at meetings of the Board of Directors and its committees, effective as of April 1, 2005. The annual Board retainer was not increased.

Board Meeting Fees

        The fee for attending each Horizon Board meeting increased from $550 per month to $750 per month. The fee paid to the Board Chairman increased from $550 per month to $600 per month; however, this fee is paid only if the Chairman is not an employee of Horizon or Horizon Bank. Presently, the Board Chairman, V. Lawrence Evans, receives no fee.

Committee Meeting Fees

        In addition to the fees specified above, Directors who serve on and attend Board committee meetings receive additional fees. The following increases were approved by the Horizon Board of Directors:

Committee	2004 Per Meeting Fee	2005 Per Meeting Fee
Audit Committee	$450	$500
Executive/Proxy Committee	550	600
Investment Committee	450	500
Retirement and Compensation Committee	450	500

Item 9.01 Financial Statements and Exhibits

        (c)        Exhibits

        10.1     Incentive Stock Option Award Agreements for Richard Jacobson and Kelli Holz.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HORIZON FINANCIAL CORP.

Date: March 28, 2005	By: /s/ V. Lawrence Evans
V. Lawrence Evans
President and Chief Executive Officer

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Exhibit 10.1

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STOCK OPTION AGREEMENT

FOR INCENTIVE STOCK OPTIONS UNDER SECTION 422A
OF THE INTERNAL REVENUE CODE
PURSUANT TO THE

HORIZON BANK
1995 STOCK OPTION AND INCENTIVE PLAN (AS AMENDED)

        STOCK OPTION for a total of 500 shares of Common Stock, par value $1.00 per share, of Horizon Financial Corp., which Option is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended, is hereby granted to RICHARD JACOBSON (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of, the Stock Option and Incentive Plan (the "Plan"), adopted by the Bank which is incorporated by referenced herein, receipt of which is hereby acknowledged.

        1. Option Price. The option price is $19.285 for each share, being 100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this option.

        2. Exercise of Option. This Option shall be exercisable in accordance with provisions of Section 7 of the Plan as follows:

(i)          Schedule of rights to exercise.

                                Shares                     Vesting Date                                 Expiration Date

                                  250                         3/22/06                                            3/22/15
                                  250                         3/22/07                                            3/22/15

(ii)         Method of Exercise. This Option shall be exercisable by a written notice, which shall:

(a) state the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Bank's counsel;

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(c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person or persons to exercise the Option; and

(d) be in writing and delivered in person or by certified mail to the Treasurer of the Bank.

        Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's or teller's check. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

iii)	Restrictions on Exercise. This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to his exercise of this option, the Bank may require the person exercising this option to make any representation and warranty to the Bank as may be required by any applicable law or regulation.

        3. Non-transferability of Option. This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        4.Term of Option. This Option may not be exercised more than 10 years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

                                                                                    HORIZON BANK

                                                                                    By/s/V. Lawrence Evans

                                                                                    Attest: /s/ Dennis C. Joines

Date of Grant: March 22, 2005

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STOCK OPTION AGREEMENT

FOR INCENTIVE STOCK OPTIONS UNDER SECTION 422A
OF THE INTERNAL REVENUE CODE
PURSUANT TO THE

HORIZON BANK
1995 STOCK OPTION AND INCENTIVE PLAN (AS AMENDED)

        STOCK OPTION for a total of 500 shares of Common Stock, par value $1.00 per share, of Horizon Financial Corp., which Option is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended, is hereby granted to KELLI HOLZ (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of, the Stock Option and Incentive Plan (the "Plan"), adopted by the Bank which is incorporated by referenced herein, receipt of which is hereby acknowledged.

        1. Option Price. The option price is $19.285 for each share, being 100% of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this option.

        2. Exercise of Option. This Option shall be exercisable in accordance with provisions of Section 7 of the Plan as follows:

(i)          Schedule of rights to exercise.

                      Shares                  Vesting Date                   Expiration Date

                                   250                     3/22/06                              3/22/15
                                   250                     3/22/07                              3/22/15

(ii)         Method of Exercise. This Option shall be exercisable by a written notice, which shall:

(a) state the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Bank's counsel;

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(c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person or persons to exercise the Option; and

(d) be in writing and delivered in person or by certified mail to the Treasurer of the Bank.

        Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's or teller's check. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

iii)	Restrictions on Exercise. This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to his exercise of this option, the Bank may require the person exercising this option to make any representation and warranty to the Bank as may be required by any applicable law or regulation.

        3. Non-transferability of Option. This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        4.Term of Option. This Option may not be exercised more than 10 years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

                                                                            HORIZON BANK

                                                                            By/s/Dennis C. Joines

                                                                           Attest: /s/ Richard P. Jacobson

Date of Grant: March 22, 2005

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